SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015

RX Safes, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-193800	27-2928918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 Green Valley Parkway, Suite 300 Henderson, NV	89012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-800-4620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Approval of the Amended 2015 Equity Incentive Plan

As previously reported, on January 5, 2015, the board of directors and majority shareholders of RX Safes, Inc. (the “Company”) approved the adoption of the RX Safes, Inc. 2015 Equity Incentive Plan (the “Plan”). The description of the Plan and the Plan itself was filed on Form 8-K on January 5, 2015 with the Securities and Exchange Commission (the “SEC”).

On September 18, 2015, the Plan was amended (the “Amended and Restated 2015 Equity Incentive Plan”) to increase the shares of common stock reserved under the Plan from 25,000,000 shares of common stock to 50,000,000 shares of common stock. There were no other amendments made to the Plan.

Amendment to Executive Officer Employment Agreement

As previously reported, on January 1, 2015, the Company entered into an employment agreement effective January 1, 2015 with Lorraine Yarde (“Yarde”) to be its Chief Executive Officer (the “Yarde Agreement”). The description of the Yarde Agreement and the Yarde Agreement itself was filed on Form 8-K on January 5, 2015 with the SEC.

On September 18, 2015, the Yarde Agreement was amended (the “Amended and Restated Employment Agreement”) to reprice the exercise price on her 10,000,000 options to $0.001 per share. In addition, the calculation of the price at which Yarde is able to convert any then unpaid compensation to common stock of the Company was amended to a price equal to 50%, of the lowest trading price of the Company’s common stock as reported on the OTCQB for the ten prior trading days including the day upon which a notice of conversion is received by the Company. There were no other amendments made to the Yarde Agreement.

A copy of the Amended and Restated Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Items 1.01 and 3.03 is incorporated into this Item 3.02 by reference.

On September 21, 2015, Yarde converted $87,500 in unpaid and accrued compensation into 53,030,303 shares of the Company's common stock.

On September 21, 2015, Axius Consulting Group sold a total of $129,000 of its aged payables to certain existing shareholders who then converted 100% of this debt into 80,549,242 shares of the Company’s common stock.

On September 23, 2015, the Company issued 2,000 shares of Series B Convertible Preferred Stock for consideration of $0.001 per share.

The issuance of the above shares was made in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933 and/or Regulation D promulgated thereunder.

Item 3.03 Material Modification of Rights of Security Holders

On September 18, 2015, pursuant to Article III of our Articles of Incorporation, our Board of Directors voted to designate a class of preferred stock entitled Series B Convertible Preferred Stock, consisting of up to two thousand (2,000) shares, par value $0.001. Under the Certificate of Designation, holders of Series B Convertible Preferred Stock will be entitled to vote together with the holders of our common stock on all matters submitted to shareholders at a rate of two hundred thousand (200,000) votes for each share held. The holders are further entitled to convert each share of their Series B Convertible Preferred Stock into one hundred thousand (100,000) shares of our common stock for no additional consideration. Holders are also entitled to anti-dilution rights such that any issuance of common shares or other financial instruments shall result in an equal number of shares so issued to the Series B Convertible Preferred Stock shareholders on a pro-rated basis to the number of shares then outstanding, so long as at least one share of Series B Convertible Preferred Stock is outstanding, so there shall be no dilution to the Series B Convertible Preferred Stockholders from the issuance of new shares.

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The rights of the holders of Series B Convertible Preferred Stock are defined in the relevant Certificate of Designation filed with the Nevada Secretary of State on June 21, 2015, attached hereto as Exhibit 3.1, and is incorporated by reference herein.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 and 3.02 is incorporated into this Item 5.02 by reference.

On September 18, 2015, the Company’s Board of Directors appointed Mr. Mark Basile to serve as a member of the Board of Directors.

Mr. Basile, age 56, is the principal of the Basile Law Firm and has been practicing at that firm from 1988 to the present. From 2009 to the present, he is the CEO of Axius Consulting Group Inc. From 2012 to 2014, he was the CEO of Axius Entertainment Group.

Mr. Basile has served as a director on the following public companies:

Sickbay Health Media, Inc. 1999 –2001

bioMETRX, Inc. 2004 – 2009

Aside from that provided above, Mr. Basile does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Basile is qualified to serve on the Company’s Board of Directors because of his experience and expertise in sales and marketing. His initial term shall last until the next annual meeting of the shareholders or until removed by other action as allowed by the corporate bylaws.

There were no arrangements or understandings between Mr. Basile and any other persons pursuant to which such individual was selected as a Director of our company.

Pursuant to our Director Compensation Policy, as amended, directors are entitled to (a) a $10,000 annual cash retainer, payable in equal quarterly installments, (b) an annual grant of an option to purchase 2,500,000 shares of our common stock at $0.001 that vests monthly and will fully vest in one year from issuance, and (c) $1,000 for each board meeting attended in person (or $500 if attended by teleconference) and additional compensation if serving as chairperson or committee participation. Directors have the option to take cash compensation in the form of our common stock at fair market value.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The disclosures set forth in Item 3.03 are incorporated by reference into this Item 5.03.

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Section 8 – OTHER EVENTS

Item 8.01 Other Events

The company previously published a press release relating to a grant application that was submitted for the purchase of 10,000 Rx DrugSAFE units. The consultant the company had engaged to pursue this initiative failed to properly qualify the grant and the amount of grant funds requested for product was in excess of the grant guidelines. As a result of this, the Company’s grant application was disqualified and the Company ended its relationship with the consultant in question.

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series B Convertible Preferred Stock
10.1	Amended and Restated Employment Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RX Safes, Inc.

Lorraine Yarde
CEO
Date: September 25, 2015

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